April 24, 1998
                       THE DREYFUS/LAUREL TAX-FREE
                           MUNICIPAL FUNDS _

                       DREYFUS PREMIER LIMITED TERM
                        CALIFORNIA MUNICIPAL FUND

                       DREYFUS PREMIER LIMITED TERM
                       MASSACHUSETTS MUNICIPAL FUND

                       DREYFUS PREMIER LIMITED TERM
                        NEW YORK MUNICIPAL FUND

                         SUPPLEMENT TO PROSPECTUS
                          DATED NOVEMBER 1, 1997
        At a meeting of the Board of Trustees of The Dreyfus/Laurel Tax-Free Municipal Funds (the "Trust") held on April 23, 1998, the Board approved, subject to shareholder approval, an Agreement and Plan of Reorganization (the "Plan") between each of the Dreyfus Premier Limited Term California Municipal Fund and the Dreyfus Premier Limited Term New York Municipal Fund (individually, an "Acquired Fund;" collectively, the "Acquired Funds") and the Dreyfus Premier Limited Term Municipal Fund (the "Acquiring Fund"), each a separate series of the Trust. The Plan, as it relates to each Acquired Fund, provides for the transfer of assets of the Acquired Fund to the Acquiring Fund, in a tax free exchange for shares of beneficial interest of the Acquiring Fund and the assumption by the Acquiring Fund of liabilities of the Acquired Fund, the distribution of shares of the Acquiring Fund to Acquired Fund shareholders and the subsequent termination of the Acquired Fund (the "Reorganization").
        It is currently contemplated that shareholders of each Acquired Fund will be asked to approve the Plan on behalf of the applicable Acquired Fund at a special joint meeting of shareholders to be held on or about September 15, 1998. If the Plan is approved, the Reorganization will become effective on or about September 30, 1998. In anticipation of the Reorganization, effective immediately, each Acquired Fund will be closed to any investments for new accounts and effective on or about August 31, 1998, each Acquired Fund will be closed to any investments in any accounts. In addition, effective immediately, the front-end sales load is eliminated for purchases of each Acquired Fund's Class A shares for existing accounts and the contingent deferred sales charge, as applicable to each Acquired Fund's share classes, is eliminated with respect to any shareholder redemption or exchange into another Dreyfus-managed fund prior to the consummation of the Reorganization.
        A Proxy Statement/Prospectus with respect to the proposed Reorganization will be mailed prior to the meeting to holders of record of shares of each Acquired Fund on the record date (on or about June 19, 1998). The Proxy Statement/Prospectus will describe the Acquiring Fund and other matters. Investors may obtain a free copy of the Prospectus of the Acquiring Fund by calling 1-800-554-4611.
        EFFECTIVE JANUARY 15, 1998, THE FOLLOWING POLICIES ARE IN EFFECT FOR EACH FUND:
        ADDITIONAL INFORMATION ABOUT PURCHASES, EXCHANGES AND REDEMPTIONS. Each Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of specu
(CONTINUED ON REVERSE SIDE)
lation on short-term market movements. A pattern of frequent purchases and exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to a Fund's performance and its shareholders. Accordingly, if a Fund's management determines that an investor is engaged in excessive trading, the Fund, with or without prior notice, may temporarily or permanently terminate the availability of Fund exchanges, or reject in whole or part any purchase or exchange request, with respect to such investor's account. Such investors also may be barred from purchasing other funds in the Dreyfus Family of Funds. Generally, an investor who makes more than four exchanges out of a Fund during any calendar year (for calendar year 1998, beginning on January 15th) or who makes exchanges that appear to coincide with an active market-timing strategy may be deemed to be engaged in excessive trading. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. In addition, each Fund may refuse or restrict purchase or exchange requests by any person or group if, in the judgment of the Fund's management, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected or if the Fund receives or anticipates receiving simultaneous orders that may significantly affect the Fund (E.G., amounts equal to 1% or more of the Fund's total assets). If an exchange request is refused, a Fund will take no other action with respect to the shares until it receives further instructions from the investor. Each Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund. Each Fund's policy on excessive trading applies to investors who invest in the Fund directly or through financial intermediaries, but does not apply to the Dreyfus Auto-Exchange Privilege, or to any automatic investment or withdrawal privilege described herein.
        During times of drastic economic or market conditions, each Fund may suspend the Exchange Privilege temporarily without notice and treat exchange requests based on their separate components _ redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at a Fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.
                                                                  LTSTs0498